UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 5 2012

Jiu Feng Investment Hong Kong Ltd
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336
(Address of principal executive offices)

+86 21 64748888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Item 5.03 of this Current Report on Form 8-K reports a change in the name of Liberty Vision, Inc. (the “Registrant”) to Jui Feng Investment Hong Kong, Inc. (a Nevada Corporation).  Registrant’s majority shareholder is Jui Feng Investment Hong Kong, Inc. (“JFI”).  JFI is not the same company as Registrant: while JFI’s name, in Chinese, is not the same as Registrant’s new name, the English translation of JFI’s  Chinese name is identical to Registrant’s new name.  To avoid confusion in this and subsequent filings, we shall refer to the Registrant as either the “Registrant” or as “Jui Feng Investment Hong Kong, Inc., a Nevada Corporation.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective December 5, 2012, Mr. Robert Ireland was appointed as the Registrant’s  secretary and  treasurer.

Background / Experience

Robert Ireland age 49, is a resident of  Canada, and has been CEO of Next Alternative Inc. since 2008 and was a prior CEO of Virtual Wave Inc.  Mr. Ireland has served on several boards including Next Alternative Inc, Satelinx Inc, RoadStar GPS, and Virtual Wave Inc.

Mr. Ireland has over 18 years experience being a member of a Board of Directors for both public and private companies. His experience in this area of Internet and Web development comes from his company Virtual Wave Inc. which initially was an internet provider in the early years of the Internet and later developed several GPS applications for military, police etc., all web oriented.

Mr. Ireland was Chairman and CEO of Virtual Wave Inc. and in 2005 had 42 offices in 39 countries with over 5000 employees.

Mr. Ireland’s background is in law and computer science. He studied at the University of British Columbia and Carleton University. Mr. Ireland still holds an office at Carleton University. From 1985 to 1995 Mr. Ireland served as an adjudicator for the Province of Ontario and when he stepped down in 1995 he was a Senior Adjudicator for the province. He then started teaching at Carleton University and started Virtual Wave Inc.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers, during the past ten years, has been involved in any legal proceeding of the type required to be disclosed under applicable SEC rules, including:

1.
Any petition under the Federal bankruptcy laws or any state insolvency law being filed by or against, or a receiver, fiscal agent or similar officer being appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Conviction in a criminal proceeding, or being a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
Being the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
Being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity;

5.
Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compensation

Since its inception, none of the Registrant’s executive officers or directors has received any compensation. There is currently no compensatory plan, contract, arrangement or other understanding regarding compensation between the Registrant and any of its former, present or prospective executive officers or directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2012, the Registrant’s Articles of Incorporation were amended as follows: The Registrant’s name has been changed to:  Jui Feng Investment Hong Kong, Inc. (a Nevada Corporation).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 5, 2012, in lieu of a meeting of the shareholders and in accordance with Section 78.320 of the Nevada General Corporation Law,  the following corporate actions were approved by the holders of approximately 79.8% of the Registrant’s common stock:

1.	Appointment and election of Mr. Robert Ireland as the Registrant’s treasurer and secretary.
2.	A change in the Registrant’s name to: Jiu Feng Investment Hong Kong Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jiu Feng Investment Hong Kong Ltd, a Nevada Corporation

Dated: December 31, 2012	By:	/s/ Yan Li
Yan Li
President and Director